SUMMARY PROSPECTUS
TRSXX
March 1, 2016

T. Rowe Price Summit Municipal Money Market Fund
A tax-free money fund seeking preservation of capital, liquidity, and income exempt from federal income taxes.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2016, and Statement of Additional Information, dated March 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.00%

Total annual fund operating expenses	0.45%[b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b The figure shown in the fee table does not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure includes the effect of voluntary management fee waivers.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$46	$144	$252	$567

Investments, Risks, and Performance

Principal Investment Strategies The fund is a money fund managed in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

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The fund is managed to provide a stable share price of $1.00 by investing in high-quality municipal securities whose income is expected to be exempt from federal income taxes. The fund’s weighted average maturity will not exceed 60 days, the fund’s weighted average life will not exceed 120 days, and the fund will not purchase any security with a remaining maturity longer than 397 calendar days (unless otherwise permitted by Rule 2a-7, such as certain variable and floating rate instruments). When calculating its weighted average maturity, the fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. The fund may not take into account these resets when calculating its weighted average life.

The securities purchased by the fund are subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act. All securities purchased by the fund present minimal credit risk in the opinion of T. Rowe Price. In selecting securities for the fund, the portfolio manager may examine relationships among yields of various types and maturities of money market securities in the context of interest rate outlooks. The fund’s yield will fluctuate with changes in short-term interest rates.

Normally, at least 80% of the fund’s income will be exempt from federal income taxes. However, a significant portion of the fund’s income could be derived from securities subject to the alternative minimum tax.

From time to time, the fund may invest a significant portion of its assets in sectors with special risks, such as health care, transportation, utilities, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, or to shift assets into and out of higher-yielding securities.

The fund intends to qualify as a “retail money market fund” in accordance with amendments to Rule 2a-7 that go into effect on October 14, 2016. The fund’s overall investment program will remain unchanged.

“Retail money market funds” are required to implement policies and procedures reasonably designed to limit investments in the fund to accounts beneficially owned by natural persons. On or before July 1, 2016, the fund will implement these policies and procedures to limit investments in the fund to accounts beneficially owned by natural persons. On or before September 30, 2016, the fund will, upon advance written notification, involuntarily redeem investors that do not satisfy these eligibility requirements.

Principal Risks As with any mutual fund, there can be no guarantee the fund will achieve its objective. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you

Summary	3

should not expect that the sponsor will provide financial support to the fund at any time.

Money funds have experienced significant pressures from shareholder redemptions, issuer credit downgrades, illiquid markets, and historically low yields on the securities they can hold. There have been a very small number of money funds in other fund complexes that have “broken the buck,” which means that those funds’ investors did not receive $1.00 per share for their investment in those funds. The potential for realizing a loss of principal in the fund could derive from:

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. All securities purchased by the fund present minimal credit risk in the opinion of T. Rowe Price. However, the credit quality of the securities held by the fund may change rapidly in certain market environments, which could result in significant net asset value deterioration and the inability to maintain a $1.00 share price.

Interest rate risk This is the risk that a decline in interest rates will lower a fund’s yield, or that a rise in the overall level of interest rates will cause a decline in the prices of fixed income securities held by a fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates. During periods of extremely low or negative short-term interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels or, at times, maintain a stable $1.00 share price. A sharp and unexpected rise in interest rates could cause a money market fund’s price to drop below a dollar. In addition, the fund’s investment adviser may discontinue its voluntary waiver of the fund’s management fee at any time, which could also negatively affect the fund’s yield.

Municipal securities risk The fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Income from municipal securities held by the fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipality. In addition, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax.

Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. For example: health care can be negatively impacted by rising expenses and dependency on third party reimbursements; transportation can be negatively impacted by declining revenues or unexpectedly high construction costs; utilities are subject to governmental rate

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regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at its current carrying value. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, which could cause the fund to liquidate its assets at inopportune times or at a depressed value and affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations and the fund’s organizational documents. The secondary market for certain municipal bonds tends to be less developed and liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

Stable net asset value risk. The fund may not be able to maintain a stable $1.00 share price at all times. If a money market fund fails to maintain a stable net asset value, or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value, money market funds in general, including the fund, could experience significant redemption activity. This could push the market prices of securities held by the fund down and make it more difficult for the fund to maintain a stable $1.00 net asset value per share. The fund’s shareholders should not rely on or expect the fund’s investment adviser or an affiliate to purchase distressed assets from the fund, enter into capital support agreements with the fund, make capital infusions into the fund, or take other actions to help the fund maintain a stable $1.00 share price.

Redemption risk. The fund may be subject to periods of increased redemptions that could cause the fund to sell its assets at disadvantageous times or at a depressed value or loss, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a stable $1.00 share price.

Regulatory reform risk The SEC has adopted amendments to the rules applicable to money market funds, which will fundamentally change the investment strategies, operations, and/or liquidity for certain money market funds. The compliance periods for the changes range between July 2015 and October 2016. In connection with these changes, on or before October 14, 2016, the fund intends to operate as a retail money market fund pursuant to Rule 2a-7.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indications of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a comparable market index. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Summit Municipal Money Market Fund	0.01%	0.01%	0.85%
Lipper Tax-Exempt Money Market Funds Index	0.02	0.02	0.81

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Joseph K. Lynagh	Chairman of Investment Advisory Committee	2001	1990

Purchase and Sale of Fund Shares

The fund requires a minimum initial investment of $25,000 and a minimum subsequent investment of $1,000 ($100 minimum for additional purchases made automatically from your bank account or paycheck). If you hold shares through a financial intermediary, your intermediary may impose different investment minimums.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you

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hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. The fund intends to distribute tax-exempt income. However, a portion of the fund’s distributions may be subject to federal income taxes or the alternative minimum tax. A redemption or exchange of fund shares, and any capital gains distributed by the fund, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F82-045 3/1/16